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                                                                   EXHIBIT 10-17

                              1998 SVIP MEASURES


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CATEGORY         MEASURE                               WEIGHT                        TARGETS                       DISCUSSION

                                                                     LEVEL I         LEVEL 2     LEVEL 3
FINANCIAL        EPS                                      40%           $2.74         $2.61         N/A
                 Interpolate between Level 1 and 2
                 TOTAL BUDGET                             10%         2% below       At Budget      N/A       Total Budget includes
                                                                       Budget                                 all categories; i.e.
                                                                                                              O&M, Capital, Other
                                                                                                              and Retirement


EMPLOYEE         CORPORATE SAFETY LWDC                    10%             8            13           18        Levels same as 1997
FOCUS


CUSTOMER         OVERALL RESIDENTIAL CUSTOMER             20%            88%           87%          86%       No change from 1997
SATISFACTION     SATISFACTION                                                                                 targets. Year end 1997
                                                                                                              was 87% (level 2)
                                                                                                              Benchmark data:
                                                                                                              Top: 96%
                                                                                                              Upper Decile: 91%
                                                                                                              Upper Quartile: 87%
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CATEGORY            MEASURE                                 WEIGHT                               TARGETS

                                                                               LEVEL 1            LEVEL 2           LEVEL 3
LEADERSHIP          MINORITY SUPPLIER                          10%              30%                 20%                 10%
INITIATIVE          EXPENDITURES - INCREASE IN
                    PERCENT OF PURCHASE ORDER
                    TRANSACTIONS


                    DIVERSITY - INCREASE THE                   10%       Minorities 18%         Minorities 16%      CEO/Board's
                    NUMBER OF MINORITIES AND                                Women 20%              Women 18%         discretion
                    WOMEN IN BANDS 6 THROUGH 10                                                                       based on
                    BY ATTAINING PLACEMENT RATE                                                                     opportunities
                    TARGETS (TARGETS COVER BOTH
                    PROMOTIONS AND NEW HIRES)


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CATEGORY              DISCUSSION


LEADERSHIP          1997 Minority Business
INITIATIVE          Expenditures equaled 3.8%
                    of Purchase Order
                    Transactions


                    Placement rates are based on
                    targets that vary by band.
                    Levels 1 and 2 assume both
                    percentages are attained.



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